EXHIBIT (10)
                  FOURTH AMENDMENT TO NOTE AGREEMENT


Reference is made to the Note Agreement dated as of October 1, 1988 (as amended, the "Note Agreement") between Uni-Marts, Inc. (the "Company") and Massachusetts Mutual Life Insurance Company, Northern Life Insurance Company, Northwestern National Life Insurance Company, American Investors Life Insurance Company, The North Atlantic Life Insurance Company of America, and Commercial Union Life Insurance Company (together, the "Holders").

WHEREAS, the Company has advised the Holders of its continuing inability to comply with Section 5.8A of the Note Agreement and has requested that Section 5.8A of the Note Agreement be amended;

WHEREAS, in consideration of the Holder's agreement to amend Section 5.8A, the Company and the Holders have agreed (i) to amend the Note Agreement so as to provide for quarterly payments of principal and interest and to add a cross-default and (ii) to issue new Notes to the Holders reflecting such quarterly payments;

WHEREAS, the Company represents and warrants to the Holders that, after giving effect to this Fourth Amendment, no Default or Event of Default shall be outstanding under the Note Agreement; and

WHEREAS, at the Company's request, the Company and the Holders are desirous of amending the Note Agreement on the terms and conditions set forth below.

NOW THEREFORE, the Company and the Holders agree as follows:

1.    Section 1.1 of the Note Agreement is hereby amended as follows:

      (a) by inserting the numeral "(i)" between the references to "payable semiannually" on the fourth and twelfth lines;

      (b) by deleting the parenthetical "(commencing May 1, 1989)" from the fifth and thirteenth lines and replacing such references with the following:

      "commencing May 1, 1989 and continuing through May 1, 1997,
      (ii) quarterly on the first day of each August, November, February, and May commencing August 1, 1997 and continuing through August 1, 1998"; and

      (c) by inserting the numeral (iii) on the fifth and thirteenth lines between the words "and" and "at" in both references to the words "and at maturity".

2. Section 2.1 of the Note Agreement is hereby amended by changing the date "May 1, 1998" to "May 1, 1997" and inserting the following new sentence between the first and second sentences of said section:

      "The Company further agrees that on the first day of February, May, August, and November in each year, commencing August 1, 1997 and ending
August 1, 1998, it will prepay and apply and there shall become due and payable
(i) the sum of $575,000 on the principal indebtedness evidenced by the Series A Notes and (ii) the sum of $191,666.66 on the principal indebtedness evidenced by the Series B Notes."






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3.    Section 5.8A of the Note Agreement is hereby amended in its entirety to read as follows:

           5.8A Fixed Charged Coverage.  The Company will at all
           ---------------------------
      times during the periods set forth below keep and maintain the ratio Net Income Available for Fixed Charges to Fixed
      Charges at the following levels:

      (a)  for the first quarter ending July 3, 1997: 1.0 to 1.0;
      (b) for the fiscal quarter ending September 30, 1997: 1.05 to 1.0;
      (c) for the fiscal quarter ending January 1, 1998: 1.10 to 1.0.
      (d)  for the four fiscal quarter period ending April 2, 1998:
           1.0 to 1.0;
      (e)  for the four fiscal quarter period ending July 2, 1998;
           1.10 to 1.0
      (f) for the four fiscal quarter periods ending September 30, 1998 and for each four fiscal quarter period thereafter:
           1.2 to 1.0.

4.    Section 6.1(d) of the Note Agreement is hereby amended by inserting
" ; or " immediately after the words "may be issued" and deleting the balance of said Section 6.1(d).

5. The capitalized terms used herein shall have the respective meanings specified in the Note Agreement unless otherwise defined herein or if the context hereof shall otherwise require.

6. Except as amended herein, the terms and provisions of the Note Agreement are hereby ratified, confirmed and approved in all respects.

7. The effectiveness of this Fourth Amendment to Note Agreement is expressly conditioned on the accuracy of the Company's representations and warranties set forth above and upon the Holder's receipt of the new Notes described in the second recital above.

8.    This document shall be dated as of July 28, 1997.
























                                 -20-
ACCEPTED AND AGREED TO:


UNI-MARTS, INC.                       MASSACHUSETTS MUTUAL LIFE
                                      INSURANCE COMPANY


/S/ J. KIRK GALLAHER                  /S/ KATHLEEN LYNCH
---------------------------------     ------------------------------
By: J. Kirk Gallaher                  By: Kathleen Lynch
Its: Executive V.P.                   Its: Managing Director

NORTHERN LIFE                         NORTHWESTERN NATIONAL LIFE
INSURANCE COMPANY                     INSURANCE COMPANY



/S/ JAMES V. WITTICH                  /S/ JAMES V. WITTICH
---------------------------------     ------------------------------
By: James V. Wittich                  By: James V. Wittich
Its: Assistant Treasurer              Its: Authorized Representative

AMERICAN INVESTORS LIFE               RELIASTAR BANKERS SECURITY
LIFE INSURANCE                        LIFE INSURANCE COMPANY as
                                      Successor by Merger to
                                      THE NORTH ATLANTIC LIFE
                                      INSURANCE COMPANY OF AMERICA



                                      /S/ JAMES V. WITTICH
---------------------------------     ------------------------------
By:                                   By: James V. Wittich
Its:                                  Its: Vice President

COMMERCIAL UNION LIFE
INSURANCE COMPANY



---------------------------------
By:
Its:





















                                 -21-